Exhibit 99.1

Exhibit 99.1

A randomized double blind placebo-controlled phase 2 trial of dendritic cell (DC) vaccine ICT-107 following standard treatment in newly diagnosed patients with GBM

Patrick Y. Wen, David Reardon, Surasak Phuphanich, Robert Aiken, Joseph Landolfi, William Curry, Jay-Jiguang Zhu, Michael Glantz, David Peereboom, James Markert, Renato Larocca, Donald O’Rourke, Karen Fink, Lyndon Kim, Michael Gruber, Glenn Lesser, Ed Pan, Santosh Kesari, John Yu

Society for Neuro-Oncology 19th Annual Scientific Meeting

November 14, 2014

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Rationale for Immunotherapy in GBM

Immunoprivilege of the CNS is circumvented in diseased brain tissue such as in brain tumors and MS

Patients with GBM demonstrate impaired immune function in numbers and function of cytotoxic and helper T cells, with decreased antigen presentation function of dendritic cells

DC vaccination removes DCs from immunosuppressive milieu, increasing the yield and potency of these antigen presenting cells

T cells generated from DCs can target intracranial glioblastoma

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ICT-107 is an Autologous Six-antigen DC Vaccine

Matured, Activated, Peptide-loaded DC


MHC
Class I

Six 9-10 amino acid antigen epitopes

- MAGE-1 (HLA - A1)
- AIM-2 (A1)
- gp100 (HLA - A2)
- IL-13Rα2 (A2)
- HER2/neu (A2)
- TRP-2 (A2)

Rationale for antigen choice

- Targeting multiple antigens minimizes tumor escape
- High expression levels for all antigens on GBM samples
- Bias toward TAA associated with cancer stem cells

Control used in Ph II

- Matured, activated DC without peptide loading

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ICT-107 Ph II Trial Design



Consent
Randomize
Surgery
Screen and Enroll
SOC Chemo-radiation
Eligibility Confirmation
Vaccine Induction Phase
Patient-Specific Vaccination
• ICT-107 or Control
• 1/wk for 4 wks
Maintenance Phase
Week – 1
SOC Maintenance TMZ
Week – 2
Rest Week
Week – 3
Clinical Assessments
+ maintenance vaccine
(ICT-107 or Control)
+ tumor assessments
Week – 4
Rest Week

Maintenance includes vaccination on a 1, 3, 6, 6… monthly schedule as long as the patient does not recur

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Eligibility Criteria and Objectives

Key INCLUSION Criteria

– Complete surgical resection or minimum residual tumor <1 cm3 GBM

– Human leukocyte antigen (HLA) A1, HLA-A2, or HLA-A1/A2

– Karnofsky Performance Status (KPS) score of 70% Key EXCLUSION Criteria

– Recurrent disease assessed after surgery / before chemoradiation

– Radiosurgery and placement of Gliadel Primary Objective

– OS

Secondary Objectives

– PFS

– Safety and tolerability of ICT-107

– Describe the immune response to ICT-107

– Determine predictors of response Outcome Stratification

– MGMT methylation status: single largest factor for predicting survival

– Age category: 50 and >50

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Patient Demographics

Population Characteristic ICT-107 Control Total P-Value

(N=81) (N=43) (N=124) Fishers Exact

Gender [n(%)] 0.082

Male 44 (54.3%) 31 (72.1%) 75 (60.5%)

Female 37 (45.7%) 12 (27.9%) 49 (39.5%)

Age Category [n(%)] 0.830

<50 years 20 (24.7%) 12 (27.9%) 32 (25.8%)

>50 years 61 (75.3%) 31 (72.1%) 92 (74.2%)

MGMT status [n (%)] 0.476

Methylated 28 (34.6%) 18 (41.9%) 46 (37.1%)

Unmethylated 47 (58.0%) 24 (55.8%) 71 (57.3%)

KPS Category [n (%)] 0.241

100 24 (29.6%) 8 (18.6%) 32 (25.8%)

90 36 (44.4%) 18 (41.9%) 54 (43.5%)

<90 20 (24.7%) 17 (39.5%) 37 (29.8%)

HLA Type [n (%)] 0.289

A1=Positive, A2=Negative 33 (40.7%) 14 (32.6%) 47 (37.9%)

A1=Negative, A2=Positive 42 (51.9%) 22 (51.2%) 64 (51.6%)

A1=Positive, A2=Positive 6 (7.4%) 7 (16.3%) 13 (10.5%)

Resection Status 0.834

Complete resection 58 (71.6%) 32 (74.4%) 90 (72.6%)

Subtotal resection 23 (28.4%) 11 (25.6%) 34 (27.4%)

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Safety – Common Adverse Events

Adverse Events by Body System with an Incidence >5%

AE Category	ICT-107 (N=80)			Control DC (N=43)		
	Grade 2	Grade 3	Grade 4	Grade 2	Grade 3	Grade 4
Nervous system	25(31.3%)	14(17.%)		21(48.8%)	7(16.3%)	
General	16(20.0%)	6(7.5%)		12(27.9%)	5(11.6%)	
Fatigue	9(11.3%)	3(3.8%)		8(18.6%)	3(7.0%)	
Gastrointestinal	11(13.8%)			6(14.0%)		
Musculoskeletal	10(12.5%)	1(1.3%)		8(18.6%)		
Weakness	2(2.5%)			3(7.0%)	3(7.0%)	
Investigations	5(6.3%)	4(5.0%)		4(9.3%)	2(4.7%)	
WBC Decreased		4(5.0%)			0(0.0%)	
Skin/subcut	7(8.8%)			7(16.3%)		
Blood/lymphatic	9(11.3%)	6(7.5%)		6(14.0%)	4(9.3%)	
Infections	13(16.3%)			11(25.6%)		
Psychiatric	9(11.3%)			6(14.0%)		
Metabolism	5(6.3%)	3(3.8%)		7(16.3%)	4(9.3%)	
Procedural complications	9(11.3%)			4(9.3%)		

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Safety – SAEs Above Grade 3

Active Patients and Control Patients

Relationship

Pt # SAE CTCAE Resolution

Grade to Drug

1	Intracranial hemorrhage 4 Resolved with sequelae NR

Increase intracranial pressure 5 Fatal NR

Cardiac arrest 4 Resolved NR

Retroperitoneal hemorrhage 5 Fatal NR

Thrombocytopenia 4 Resolved NR

Neutropenia 4 Resolved NR

2	Thrombocytopenia 4 Resolved NR
3	Septic shock 4 Resolved NR
4	Pulmonary embolism 4 Resolved NR
5	Pulmonary emboli-bilateral 4 Resolved with sequelae NR

DVT right lower extremity 4 Resolved with sequelae NR

6	Thrombocytopenia 4 Resolved NR
7	Seizure 4 Resolved NR

Seizure 4 Resolved NR

Altered mental state 4 Unknown NR

8	Thromboembolic event 4 Resolved NR

9 Acute renal failure 5 Fatal NR

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Summary of Main Results

Group Statistic Dec—2013 ASCO—2014 SNO – 2014

ITT OS – p-value 0.568 0.676 0.488

OS – HR 0.861 0.904 0.854

PFS – p-value 0.014 0.010 0.033

PFS – HR 0.565 0.571 0.640

PP HLA-A2* MGMT UnMeth OS – p-value 0.284 0.207 0.233

OS – HR 0.648 0.634 0.652

PFS – p-value 0.227 0.442 0.364

PFS – HR 0.614 0.758 0.720

PP HLA-A2* MGMT Methylated OS – P-value 0.428 0.523 0.404

OS – HR 0.591 0.692 0.631

PFS – p-value 0.020 0.005 0.004

PFS – HR 0.329 0.259 0.257

*	Includes HLA-A1/A2 dual positive patients

Note: p-values and HRs are stratified for age and MGMT where appropriate; December 2013 and ASCO – 2014 results have changed slightly due to a minor correction in patient data

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Progression Free Survival (PFS) for ITT Population

October 2014 results

100%

ICT-107

90% Control

80%

ITT Population (N=124)

70%

ICT-107

N = 81 (63 events)

60%

SURVIVING Median = 11.4 months

50% Age stratified HR = 0.640 (0.423 – 0.968)

Age stratified P = 0.033

40%

Control

PERCENT N = 43 (41 events)

30%

Median = 10.1 months

20%

10%

0%

0 100 200 300 400 500 600 700 800 900 1000

DAYS

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Overall Survival (OS) for ITT Population

October 2014 results

100%

90% ICT-107

80% Control

70%

SURVIVING 60% ITT Population (N=124)

50% ICT-107

N = 81 (56 events)

40% Median = 18.3 months

PERCENT Age stratified HR = 0.854 (0.547 – 1.334)

30% Age stratified P = 0.488

20% Control

N = 43 (32 events)

10% Median = 16.7 months

0%

0 200 400 600 800 1000 1200

DAYS

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Antigen Presentation in Primary Tumors

Percentage of Patients Expressing TAA via qPCR

99% 99% 100% 100% 100% 100%

100% 94%

91%

90%

79%

80%

70%

60%

48% A2 A2 A2 A2 A2 A2 A2 A2

50%

40%

A1 A1

30%

20%

10% 6% 5%

0% A1 A1

ICT-107 (n = 77) Control (n=42)

AIM-2 MAGE-1 gp100 Her2/neu IL-13Ra2 TRP-2

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PFS for HLA-A2* Methylated MGMT

PP Population – October 2014 results

100%

ICT-107

90%

Control

80% Censored

70%

SURVIVING 60%

50% PP Population (N=31)

15.6 month median PFS

ICT-107

40% N = 17 (9 events) benefit for ICT-107

PERCENT Median = 24.1 months

30% Age stratified HR = 0.257 (0.095 – 0.697)

Age stratified P = 0.004

20%

Control

10% N = 14 (13 events)

Median = 8.5 months

0%

0 100 200 300 400 500 600 700 800 900 1000

DAYS

*	Includes dual HLA-A1/A2

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OS for HLA-A2* Methylated MGMT

PP Population – October 2014 results

100%

90% ICT-107

Control

80% Censored

70%

SURVIVING 60%

50% PP Population (N=31)

40% ICT-107 65% of ICT-107 patients alive

N = 17 (6 events)

PERCENT Median = not yet defined 50% of Control alive

30% Age stratified HR = 0.631 (0.212 – 1.880)

Age stratified P = 0.404

20%

Control

10% N = 14 (7 events)

Median = 23.9 months

0%

0 200 400 600 800 1000 1200

DAYS

*	Includes dual HLA-A1/A2

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PFS for HLA-A2* Unmethylated MGMT

PP Population – October 2014 results

100% Early progressors in

both groups could ICT-107

90% have been excluded

Control

80% Censored

70%

PP Population (N=38)

60%

SURVIVING 4.5 month median PFS ICT-107

50% benefit for ICT-107 N = 24 (21 events)

Median = 10.5 months

40% Age stratified HR = 0.720 (0.351 – 1.474)

PERCENT Age stratified P = 0.364

30% Control

N = 14 (14 events)

20% Median = 6.0 months

10%

0%

0 100 200 300 400 500 600 700 800 900 1000

DAYS

*	Includes dual HLA-A1/A2

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OS for HLA-A2* Unmethylated MGMT

PP Population – October 2014 results

100%

ICT-107

90%

Control

80% Censored

70%

60%

SURVIVING 4 month median OS

50% PP Population (N=38) benefit for ICT-107

40% ICT-107

N = 24 (21 events)

PERCENT Median = 15.8 months

30% Age stratified HR = 0.652 (0.320 – 1.325)

Age stratified P = 0.233

20%

Control

10% N = 14 (13 events)

Median = 11.8 months

0%

0 200 400 600 800 1000

DAYS

*	Includes dual HLA-A1/A2

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Early Unmethylated MGMT Progressors can be Excluded in the Phase III Design

Phase II Design

Surgery and Recovery ChemoRadiation Randomization

7	weeks 6 weeks and Vaccination

Inclusion/exclusion criteria checked Progression assessed via MRI

Some patients known to progress in this period

Most progressors are unmethylated MGMT patients who are unresponsive to chemotherapy

Some inclusion/exclusion criteria re-checked at randomization

Progression NOT reassessed Last assessment of progression was post-surgery

Phase III trial design will re-assess progressive disease at randomization and exclude patients who have progressed This practice is built into GBM trial designs for other experimental treatments

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Change in Treatment Effect when Early Progressors are Removed

PP Patients Who Progressed in 90 Days were Removed – 8 Total; 6 Active, 2 Control

Group / Endpoint Medians P-value† HR†

HLA-A2* Stayed the same at Changed from 0.364 Changed from 0.720 unmethylated PFS 4.5 months in favor to 0.149 to 0.556

of ICT-107

HLA-A2* Increased from 4.0 Changed from 0.233 Changed from 0.652 unmethylated OS months to 5.9 to 0.183 to 0.580

months in favor of

ICT-107

This analysis informs phase III design and statistics

*	Includes dual HLA-A1/A2

† Age stratified

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Antigen-Specific Vaccine Response

Percent of Patients Responding to Antigen Challenge in Elispot*

Study Arm Tested Samples Responders (rate)*

ICT-107 69 25 (36.2%)

Control 40 7 (17.5%)

Fisher’s exact

p-value = 0.03

*	Response was assessed based on a score using a modified distribution free resampling (mDFR) analysis

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Conclusions for the ICT-107 Phase II Trial

No significant difference in adverse events between ICT-107 and control The vaccine is biologically active in terms of producing an immune response PFS was statistically improved for the entire treated population

– No other immunotherapy has shown statistical benefit for a clinical outcome in newly diagnosed GBM in a controlled trial

ICT-107 activity is strongest in the predefined HLA-A2 subgroup

– Tumor antigen expression proportions were high for A2 antigens

– The MGMT methylated subgroup showed the largest treatment effect with statistically significant PFS and OS expected to trend toward significance as more events occur

– The MGMT unmethylated subgroup showed trends toward PFS and OS treatment benefit that were more pronounced when early progressors were removed

Results support advancement to phase III testing

– OS hazard ratios in both per-protocol HLA-A2 MGMT subgroups are better than 0.70

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Acknowledgements

The Authors and ImmunoCellular Therapeutics Wish to Thank

Additional Investigators:

Andrew Sloan, Susan C. Pannullo, James Chandler, Jeffrey Raizer, David Schiff, Tina Mayer, Jay Grewel

Terri Armstrong for Analysis of the QOL Data

Trial Sites:

Johns Hopkins University, New York University, University of Texas at Houston, Northwestern University, Arizona Cancer Center, New Jersey Neuroscience Institute, UC San Diego, Moffitt Cancer Center, Penn State, University of Pennsylvania, University of Virginia, Wake Forest Cornell Presbyterian, Massachusetts General, Kentuckiana Cancer Institute, Cedars-Sinai Medical Center, University Hospital Case Medical Center, Rush University, Overlook Hospital, Baylor University, Cleveland Clinic, University of Alabama, Thomas Jefferson, Long Island Brain Center

Patients and Families

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